UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2012

CHOICE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-54299	27-2416885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Witzel Avenue Oshkosh, Wisconsin	54904
(Address of principal executive offices)	(Zip code)

                    (920) 230-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2012, Debra K. Fernau’s service as Vice President and Chief Operations Officer of Choice Bancorp, Inc. (the “Company”) terminated.  In connection with the elimination of the Chief Operations Officer position, Ms. Fernau’s duties have been reassigned to other employees of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 13, 2012

CHOICE BANCORP, INC.

By:  /s/ J. Scott Sitter

J. Scott Sitter

President and Chief Executive Officer

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